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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                     ASSOCIATED ESTATES REALTY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ...................................

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                    [ASSOCIATED ESTATES REALTY CORPORATION LOGO]

April 5, 1999



Dear Shareholder:

         A few days ago, you should have received a proxy statement for Associated Estates Realty Corporation soliciting your proxy in connection with our 1999 annual meeting of shareholders. Unfortunately, although Mr. Larry E. Wright was described in the proxy statement as standing for re-election, his name was inadvertently omitted from the proxy card.

         Therefore, enclosed is a revised proxy card including Mr. Wright as a nominee for election as a director. The revised proxy card is printed in blue ink. Please be sure to return this proxy card when you vote, even if you have already returned the original proxy card we mailed to you previously.

         Please contact us at 1-800-440-2372, ext. 8752 or 8798, if you have any questions. We apologize for any inconvenience this may have caused.


Sincerely,




/s/ Barbara E. Hasenstab
Barbara E. Hasenstab
Vice President of Investor Relations




/encs.
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                         ASSOCIATED ESTATES REALTY CORPORATION

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Jeffrey I. Friedman and Martin A. Fishman and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein, all the Common Shares of Associated Estates Realty Corporation held of record by the undersigned on March 22, 1999, at the Annual Meeting of Shareholders to be held on May 12, 1999, or any adjournment thereof, with all the powers the undersigned would possess if then and there personally present.

        1. [ ] FOR or [ ] WITHHOLD AUTHORITY to fix the number of directors at nine.

        2. [ ] FOR or [ ] WITHHOLD AUTHORITY to vote (except as marked to the contrary below) for the election of each of the nominees for Director listed below:


                Jeffrey I. Friedman, Mark L. Milstein, Albert T. Adams,
               Gerald C. McDonough, Frank E. Mosier, Richard T. Schwarz,
                  Larry E. Wright, James M. Delaney and Louis E. Vogt
        (the election of Messrs. Delaney and Vogt is contingent on the approval of item 1 above)


        (INSTRUCTION:
To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

                                                     (Continued on reverse side)
                              (Continued from other side)

        3. In their discretion, to vote upon such other business as may properly come before the meeting.

             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS IN ITEM 1 ABOVE AND TO ELECT THE NOMINEES DESCRIBED IN ITEM 2 ABOVE.

             Receipt of Notice of Annual Meeting of Shareholders and the related Proxy Statement dated March 30, 1999, is hereby acknowledged.

                                                     Dated , 1999

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------
                                                           Signature(s) of
                                                           Shareholder(s)

                                                     PLEASE SIGN AS YOUR NAME
                                                     APPEARS HEREON. IF SHARES
                                                     ARE HELD JOINTLY, ALL
                                                     HOLDERS MUST SIGN. WHEN
                                                     SIGNING AS ATTORNEY,
                                                     EXECUTOR, ADMINISTRATOR,
                                                     TRUSTEE OR GUARDIAN, PLEASE
                                                     GIVE YOUR FULL TITLE. IF A
                                                     CORPORATION, PLEASE SIGN IN
                                                     FULL CORPORATE NAME BY
                                                     PRESIDENT OR OTHER
                                                     AUTHORIZED OFFICER. IF A
                                                     PARTNERSHIP, PLEASE SIGN IN
                                                     PARTNERSHIP NAME BY
                                                     AUTHORIZED PERSON.
                                   Proxy Card